Exhibit 10.3

INSO CORPORATION


1996 STOCK INCENTIVE PLAN


1.	 Purpose

The purpose of this 1996 Stock Incentive Plan (the "Plan") of INSO Corporation, a Delaware corporation (the "Company"), is to advance the interests of the Company by enhancing its ability to attract and retain key employees, consultants and others who are in a position to contribute to the Company's future growth and success.

2. 	Definitions

"Award" means any Option, Stock Appreciation Right, Performance Shares, Restricted Stock or Unrestricted Stock awarded under the Plan.

"Board" means the Board of Directors of the Company.

"Code" means the Internal Revenue Code of 1986, as amended from time to time.

"Committee" means a committee of not less than two members of the Board appointed by the Board to administer the Plan, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act ("Rule 16b-3").

"Common Stock" means the Common Stock, .01 par value per share, of the Company.

"Company" means INSO Corporation and, except where the context otherwise requires, all present and future subsidiaries of INSO Corporation as defined in Section 424(f) of the Code.

"Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

"Fair Market Value" means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Board in good faith or in the manner established by the Board from time to time.

"Incentive Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is intended to meet the requirements of Section 422 of the Code or any successor provision.

"Nonstatutory Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is not intended to be an Incentive Stock Option.

"Option" means an Incentive Stock Option or a Nonstatutory Stock Option.

"Participant" means a person selected by the Board to receive an Award under the Plan.

"Performance Shares" mean shares of Common Stock which may be earned by the achievement of performance goals established for a Participant under Section 8.

"Reporting Person" means a person subject to Section 16 of the Exchange Act or any successor provision.

"Restricted Period" means the period of time selected by the Board during which shares subject to a Restricted Stock Award may be repurchased by or forfeited to the Company.

"Restricted Stock" means shares of Common Stock awarded to a Participant under Section 9.

"Stock Appreciation Right" or "SAR" means a right to receive any excess in Fair Market Value of shares of Common Stock over the exercise price of the Award granted to a Participant under Section 7.

"Unrestricted Stock" means shares of Common Stock awarded to a Participant under Section 9(c).

3.	Administration

The Plan will be administered by the Board. The Board shall have authority to make Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable from time to time, and to interpret the provisions of the Plan.
The Board's decisions shall be final and binding. No member of the Board shall be liable for any action or determination relating to the Plan made in good faith. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not Reporting Persons and all determinations under the Plan with respect thereto, provided that the Board shall fix the maximum amount of such Awards to be made by such executive officers and a maximum amount for any one Participant. To the extent permitted by applicable law, the Board may appoint a Committee to administer the Plan and, in such event, all references to the Board in the Plan shall mean such Committee or the Board. All decisions by the Board or the Committee pursuant to the Plan shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

4.	Eligibility

All of the Company's employees, officers, consultants and advisors who are expected to contribute to the Company's future growth and success, other than persons who have irrevocably elected not to be eligible, are eligible to be Participants in the Plan. Incentive Stock Options may be awarded only to persons eligible to receive Incentive Stock Options under the Code.

5.	Stock Available for Awards

(a) Subject to adjustment under subsection (b) below, Awards may be made under the Plan for up to 2,000,000 shares of Common Stock. If any Award in respect of shares of Common Stock expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded, the shares subject to such Award or so surrendered, as the case may be, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan, subject, however, in the case of Incentive Stock Options, to any limitation required under the Code and provided that shares made available pursuant to this sentence shall be available for Awards to Reporting Persons only to the extent consistent with Rule 16b-3. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b) In the event that the Board, in its sole discretion, determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Board, subject, in the case of Incentive Stock Options, to any limitation required under the Code, shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the award, exercise or conversion price with respect to any of the foregoing, and if considered appropriate, the Board may make provision for a cash payment with respect to an outstanding Award.

(c) The Board may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company (or a subsidiary of the Company) or the acquisition by the Company (or a subsidiary of the Company) of property or stock of the employing corporation. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

(d) Subject to adjustment under Section 5(b), the maximum number of shares with respect to which an Award may be granted to any employee under the Plan shall not exceed 300,000 per calendar year (subject to adjustment pursuant to Section 5(b)). For purposes of calculating such maximum number,
(i) an Award shall continue to be treated as outstanding notwithstanding its repricing, cancellation or expiration and (ii) the repricing of an outstanding Award or issuance of a new Award in substitution for a canceled Award shall be deemed to constitute the grant of a new additional Award separate from the original grant of the Award that is repriced or canceled.

6.	Stock Options

(a) General

(i) Subject to the provisions of the Plan, the Board may award Incentive
Stock Options and Nonstatutory Stock Options and determine the number of shares of Common Stock to be covered by each Option, the option price of such Option and the conditions and limitations applicable to the exercise of such Option. The terms and conditions of Incentive Stock Options shall be subject to and comply with Section 422 of the Code, or any successor provision, and any regulations thereunder.

(ii) The Board shall establish the exercise price at the time each Option is awarded. In the case of Incentive Stock Options, such price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant; and in the case of Nonstatutory Stock Options, such price shall not be less than 85% of the Fair Market Value of the Common Stock on the date of grant.

(iii) Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Award or thereafter. The Board may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

(iv) Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or check in an amount equal to the exercise price of such Options or, to the extent permitted by the Board at or after the award of the Option, by (A) delivery of shares of Common Stock owned by the optionee for at least six months (or such shorter period as is approved by the Board), valued at their Fair Market Value,
(B) delivery of a promissory note of the optionee to the Company on terms determined by the Board, (C) delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, (D) payment of such other lawful consideration as the Board may determine, or (E) any combination of the foregoing.

(v)	The Board may at any time accelerate the time at which all or any part of an Option may be exercised.

(b) Incentive Stock Options

Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

(i) All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options. The Option exercise period shall not exceed ten years from the date of grant.

(ii) If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rule of Section 424(b) and of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

   (x)	The purchase price per share of the Common Stock subject to such
Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

   (y)	The option exercise period shall not exceed five years from the date of grant.

   (iii)	For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (determined as of the respective date or dates of grant) of more than $100,000.

   (iv)	No Incentive Stock Option may be exercised unless, at the time of such exercise, the Participant is, and has been continuously since the date of grant of his or her Option, employed by the Company, except that:

		 (x)	an Incentive Stock Option may be exercised within the period of three months after the date the Participant ceases to be an employee of the
Company (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such Option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a Nonstatutory
Stock Option under the Plan;

   (y)	if the Participant dies while in the employ of the Company, or within three months after the Participant ceases to be such an employee, the Incentive Stock Option may be exercised by the Participant's Designated Beneficiary within the period of one year after the date of death (or within such lesser period as may be specified in the applicable Option agreement); and

   (z)	if the Participant becomes disabled (within the meaning of Section
22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date of death (or within such lesser period as may be specified in the applicable Option agreement).

For all purposes of the Plan and any Option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations).
Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

(v)	Incentive Stock Options shall not be assignable or transferable by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee.

7.	Stock Appreciation Rights

(a) The Board may grant SARs entitling recipients on exercise of the SAR to receive an amount, in cash or Common Stock or a combination thereof
(such form to be determined by the Board), determined in whole or in part by reference to appreciation in the Fair Market Value of the Common Stock between the date of the Award and the exercise of the Award. A SAR shall entitle the Participant to receive, with respect to each share of Common Stock as to which the SAR is exercised, the excess of the share's Fair Market Value on the date of exercise over its Fair Market Value on the date the SAR was granted. The Board may also grant SARs that provide that, following a change in control of the Company (as defined by the Board at the time of the Award), the holder of such SAR will be entitled to receive, with respect to each share of Common Stock subject to the SAR, an amount equal to the excess of a specified value (which may include an average of values) for a share of Common Stock during a period preceding such change in control over the Fair Market Value of a share of Common Stock on the date the SAR was granted.

(b)	SARs may be granted in tandem with, or independently of, Options granted under the Plan. A SAR granted in tandem with an Option which is not an Incentive Stock Option may be granted either at or after the time the Option is granted. A SAR granted in tandem with an Incentive Stock Option may be granted only at the time the Option is granted.

(c) When SARs are granted in tandem with Options, the following provisions will apply:

   (i)	The SAR will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option.

  	(ii)	The SAR will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a SAR granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the SAR.

  	(iii)	The Option will terminate and no longer be exercisable upon the exercise of the related SAR.

   (iv)	The SAR will be transferable only with the related Option.

  	(v)	A SAR granted in tandem with an Incentive Stock Option may be exercised only when the market price of the Common Stock subject to the Option exceeds the exercise price of such Option.

(d) A SAR not granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify.

(e) The Board may at any time accelerate the time at which all or any part of the SAR may be exercised.

8.	Performance Shares

(a) The Board may make Performance Share Awards entitling recipients to acquire shares of Common Stock upon the attainment of specified performance goals. The Board may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Board in its sole discretion shall determine the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Board may rely on the performance goals and other standards applicable to other performance plans of the Company in setting the standards for Performance Share Awards under the Plan.

(b)	Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

(c) A Participant receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to an Award but not actually received by the Participant. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Common Stock under a Performance Share Award only upon satisfaction of all conditions specified in the agreement evidencing the Performance
Share Award.

(d) The Board may at any time accelerate or waive any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

9.	Restricted and Unrestricted Stock

(a)	The Board may grant Restricted Stock Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their purchase price (or to require forfeiture of such shares if purchased at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable Restricted Period or Restricted Periods established by the Board for such Award. Conditions for repurchase (or forfeiture) may be based on continuing employment or service or achievement of pre-established performance or other goals and objectives.

(b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Board, during the applicable Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Board may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the Restricted Period, the Company (or such designee) shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

(c) The Board may, in its sole discretion, grant (or sell at a purchase price determined by the Board, which shall not be lower than 85% of Fair Market Value on the date of sale) to Participants shares of Common Stock free of any restrictions under the Plan ("Unrestricted Stock").

(d) The purchase price for each share of Restricted Stock and Unrestricted Stock shall be determined by the Board of Directors. Such purchase price may be paid in the form of past services or such other lawful consideration as is determined by the Board.

(e) The Board may at any time accelerate the expiration of the Restricted Period applicable to all, or any particular, outstanding shares of Restricted Stock.

10.	General Provisions Applicable to Awards

(a) Applicability of Rule 16b-3. Those provisions of the Plan which make an express reference to Rule 16b-3 shall apply to the Company only at such time as the Company's Common Stock is registered under the Exchange Act, or any successor provision, and then only to Reporting Persons.

(b) Reporting Person Limitations. Notwithstanding any other provision of the Plan, to the extent required to qualify for the exemption provided by Rule 16b-3, (i) any Option, SAR, Performance Share Award or other similar right related to an equity security issued under the Plan to a Reporting Person shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I or the Employee Retirement Income Security Act ("ERISA"), or the rules thereunder, and shall be exercisable during the Participant's lifetime only by the Participant or the Participant's guardian or legal representative, and (ii) the selection of a Reporting Person as a Participant and the terms of his or her Award shall be determined only in accordance with the applicable provisions of Rule 16b-3.

(c) Documentation. Each Award under the Plan shall be evidenced by an instrument delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable. Such instruments may be in the form of agreements to be executed by both the Company and the Participant, or certificates, letters or similar documents, acceptance of which will evidence agreement to the terms thereof and of this Plan.

(d) Board Discretion. Except as otherwise provided by the Plan, each type of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Board at the time of award or at any time thereafter.

(e) Termination of Status. Subject to the provisions of Section 6(b)(iv), the Committee shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other termination of employment or other status of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may exercise rights under such Award.

(f) Change in Control.

    (i)	Upon the occurrence of a Change in Control, (A) each option
outstanding under the Plan immediately prior to the effective date of such Change in Control shall become automatically exercisable in full, and (B) each outstanding share of Restricted Stock will immediately become free of all restrictions and conditions.

   (ii)	A "Change in Control" shall be deemed to have occurred only upon the occurrence of any of the following events:

   (A) 	any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act, (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company or an Exempt Person) is or becomes the "beneficial owner"
(as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 33 1/3% or more of the combined voting power of the Company's then outstanding securities (other than as a result of the acquisition of such securities directly from the Company);

    (B)	during any period of two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (A), (C) or
(D) of this Subsection) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof; or

    (C) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company
(or similar transaction) in which no person (as hereinabove defined), other than a person holding more than 50% of the combined voting power of the Company's then outstanding securities immediately prior to such recapitalization, acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

   (D)	the stockholders of the Company approve a plan of complete
liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

  	(iii)	 "Exempt Person" means Houghton Mifflin Company ("HMC"), provided
HMC shall cease to be an Exempt Person if and when, following a Change in Control (as defined above but substituting "Houghton Mifflin Company" for the "Company" as used therein) of HMC, HMC, directly or indirectly, acquires beneficial ownership of any additional shares of the Company's capital stock.

	(g)	Withholding.  The Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than
the date of the event creating the tax liability.  In the Board's discretion, and subject to such conditions as the Board may establish, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value.  The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

  (h)	Foreign Nationals.  Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws.

	(i)	Amendment of Award.  The Board may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

  (j)	Cancellation and New Grant of Options.  The Board of Directors
shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the canceled Options or (ii) the amendment of the terms of any and all outstanding Options under the Plan to provide an option exercise price per share which is higher or lower than the then current exercise price per share of such outstanding Options.

	(k)	Conditions on Delivery of Stock.  The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan (i)
until all conditions of the Award have been satisfied or removed, (ii) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (iii) if the outstanding
Common Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (iv) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel.  If the sale of Common Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Common
Stock bear an appropriate legend restricting transfer.

11.	Miscellaneous

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or service for the Company. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the record holder thereof.

(c) Exclusion from Benefit Computations. No amounts payable upon exercise of Awards granted under the Plan shall be considered salary, wages or compensation to Participants for purposes of determining the amount or nature of benefits that Participants are entitled to under any insurance, retirement or other benefit plans or programs of the Company.

(d)	Effective Date and Term.  No Award granted under the Plan shall become effective until the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, no Options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter.
No Award may be made under the Plan after March 7, 2006, but Awards previously granted may extend beyond that date.

(e) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirements for compliance with Rule 16b-3. Amendments requiring stockholder approval shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock
Option to a particular Participant) unless and until such amendment shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular Participant.

(f)	Governing Law.  The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the State of Delaware.

Adopted by the Board of Directors
on March 7, 1996.

Approved by the stockholders
on May 2, 1996.